EXHIBIT 32.1

           CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Medina Coffee, Inc. (the "Company") on Form 10-QSB for the three-month period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy P. Halter, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 3, 2004

                                       By: /s/ Timothy P. Halter
                                          --------------------------------------
                                          Timothy P. Halter, President and Chief
                                          Financial Officer